UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22943

Oppenheimer Emerging Markets Innovators Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/31/2017

Item 1. Reports to Stockholders.

Annual Report	8/31/2017

Oppenheimer Emerging Markets Innovators Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI Emerging
			Markets Mid Cap Index
1-Year	20.29%	13.38%	18.30%
Since Inception (6/30/14)	2.12	0.22	1.67

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Fund Performance Discussion

In what was a positive reporting period for emerging market (“EM”) equities, the Fund’s Class A shares (without sales charge) returned 20.29% and outperformed its benchmark, the MSCI Emerging Markets Mid Cap Index (the “Index”), which returned 18.30%.

The Fund’s largest sector overweights at period end were: consumer (discretionary and staples), health care and information technology. These sectors combined amount to roughly 66% of the Fund’s assets at the end of the reporting period. We continue to believe that these sectors represent the highest concentration of innovation within the small- and mid-cap universe in the EM. The Fund’s biggest underweights were in materials, industrials, utilities and real estate. Except for very unique circumstances, we believe these sectors are less attractive to investors in small- and mid-cap EM companies. This is because many of the dominant businesses in these sectors benefit from cost or borrowing advantages arising from size. For example, many of the winning industrials companies have production cost advantages arising from economies of scale. Utilities are a low growth area, often filled with state-run enterprises or companies that benefit substantially from state intervention. This makes them less attractive from a growth perspective.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

During the reporting period, the Fund’s outperformance versus the Index stemmed largely from stock selection and overweight positions in the information technology and consumer discretionary sectors. The Fund’s underweight position in industrials resulted in outperformance versus the Index, as did stock selection in that sector. The Fund underperformed the Index in the health care and materials sector. Stock selection detracted from performance in these sectors as did the Fund’s overweight position in health care and underweight position in materials. The Fund had an average of roughly 5% cash during the reporting period, which weighed on performance. We expect to maintain a cash allocation between 3%-6% under normal conditions.

In terms of countries, China and Taiwan were the Fund’s strongest performers versus the Index. Stock selection contributed to performance in both countries as did stock selection in South Africa. Stock selection in India, South Korea and Mexico detracted from performance versus the Index this reporting period.

MARKET OVERVIEW

EM equities generally produced positive results in 2016 and were supported by the bottoming of both oil prices and domestic growth conditions across the EM. Another aspect of the EM rally was the global hunt for yield in the absence of any meaningful yield in much of the developed world. The outcome of the U.S. election resulted in a bit of reversal in EM performance as investors considered the implications of a range of potential policy changes. However, performance picked up again in 2017 as the negativity around EM that occurred immediately after the U.S. election subsided and the EM rally continued to gain steam.

One of the underlying drivers of EM’s performance continued to be a recovery in growth expectations. However, one of the key market assumptions in 2016—that a prolonged cyclical recovery in China would drive demand for commodities and a recovery in commodity-related economies—has changed. China’s pro-credit impulse in 2016 reversed itself in 2017 and has resulted in weaker demand for, and prices of, many hard commodities. While most major EM currencies have appreciated against the U.S. dollar year-to-date, several were under pressure over the second quarter. Commodity currencies such as the Russian ruble, the Colombian peso and the Brazilian real were among the worst performers. In the case of Brazil, the situation was compounded by the fact that its president was indicted on corruption charges, which threw into doubt the government’s ability to pass the reforms necessary to put the country back on the path to sustainable growth.

FUND REVIEW

Top contributors to performance during this reporting period included TAL Education Group, Sunny Optical Technology (Group) Co. Ltd. and China Lodging Group Ltd.

4       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

TAL Education Group is the second largest K-12 education service provider in China. It specializes in after-school tutoring across a number of subjects but specializes in math and science. First quarter 2017 sales were stronger than expected on the back of higher-than-expected student enrollments. More students meant better classroom and teacher utilization, which boosted margins. Additionally, the local education regulator in Shanghai has recently tightened rules on selection for middle school entrance. TAL management believes this will increase the pace of industry consolidation as small tutorial companies are forced to exit the market. Despite very strong performance since we initially invested three years ago, we believe TAL continues to have strong growth prospects due to its ability to add additional learning centers in new cities and add more courses.

Sunny Optical Technology is the leading Chinese maker of smartphone camera lenses and lenses for automobiles. The share price rose on strong earnings and expectations that the company can continue to improve its product mix to higher spec smartphone camera lenses, which has the potential to increase revenues and expand margins. In addition to a strong smartphone business, Sunny Optical is part of our Computerized Car theme. Advanced Driver Assistance Systems (“ADAS”) require the car to “sense” and respond to driving conditions. This requires increasingly sophisticated cameras and radar technologies. We believe as cars are increasingly computerized, Sunny Optical will benefit as one of the leading makers of lenses for vehicle cameras.

China Lodging is one of the fastest growing hotel chains in China, with over 1000 hotels across the country. The company operates four main brands that are segmented to target different customer groups. China Lodging is well positioned to take advantage of broad growth in the Chinese travel market as well as the increasing penetration of branded hotel chains. The company has reported strong earnings and increased guidance on the back of strong occupancy, revenue and hotel openings.

Detractors from performance included Ajanta Pharma Ltd., Amorepacific Corp. and Vipshop Holdings Ltd.

Ajanta is an Indian pharmaceutical company focused on branded generics, which are sold domestically and internationally. Its specialty segments include ophthalmology, dermatology, cardiology and pain management. While we believe that Ajanta is an interesting play on increasing drug accessibility in EM over the long term, the environment for branded generics has deteriorated and this has resulted in weak stock performance. We believe that the headwinds faced by the sector are likely to persist in the medium term and have reduced our position in the stock.

Amorepacific Corp. is a South Korean cosmetics company. Korea is viewed as the new center of beauty in Asia and Amore’s

5       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

brands are thought of as high quality and aspirational. A lackluster consumer environment and political tensions between China and South Korea have hurt earnings. China, which has been a major growth driver, has imposed restrictions on travel to South Korea and imports of South Korean products, which has hurt Amore’s sales.

Vipshop Holdings Ltd. is China’s leading online retailer of discounted branded goods sold via daily flash sales. It represents roughly 10% of China’s discount apparel market. The stock sold off on reports that competitors like Alibaba and JD.com were running heavy discounts in the month of June and on doubts about whether the company can keep its 5% net margin targets. While we acknowledge that competition from the bigger players has hurt profitability, we continue to believe that VIPS has a unique service offering within the discount space and a strong logistics network, delivering roughly one million parcels per day.

STRATEGY & OUTLOOK

Political, institutional, and governance reforms have created perhaps the best backdrop for growth and new business formation that has ever existed in the history of the EM. As a result, the EM universe has changed. It now provides investors with more choices and allows them to be better positioned for structural growth. This evolution has not been fully captured by the indices, which are market-cap weighted, and therefore we believe, are backward-looking. The lack of focus on the transformational growth areas within EM provides a great opportunity for active managers to create long-term value.

Designed to be a complement to the large-cap focused EM funds many investors already hold, the Fund was conceived with the thesis that an increasingly large number of attractive growth opportunities in the EM are found in the mid- and small-cap universe. Often these companies are overlooked by investors who have primarily focused on large-cap EM stocks, which dominate index funds and ETFs. Currently, approximately 60% of the Fund’s assets are invested in companies with market capitalization below $5 billion and 12% of net assets are invested in companies with market caps below $1 billion. Stocks with market caps larger than $10 billion account for only 13% of net assets.

We use innovation as a mental model to help identify the companies creating differentiated businesses with long-term durable competitive advantages. “Innovation” in our context can be a product, brand, business model or strategic differentiation that creates an entirely new market (this is what we call transformational innovation) or allows for rapid market share gains within an existing market.

We believe that many innovative opportunities are missed by investors who choose to access emerging markets strictly via U.S., Japanese or Western European companies that sell into the EM. While these investments will capture some of the upswing in EM consumption, they are likely to miss

6       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

the upside available to investors who are able to successfully identify the talented entrepreneurs who exist in these nations. In essence, they are only reaping a small portion of the benefits of the long-term EM growth story.

Despite some of the macroeconomic turbulence of the last year, things are generally better than they have ever been for a large swath of the roughly six billion people who live in most of the emerging and frontier markets. Affluence is broadly higher, literacy levels are at an all-time high, and corporate governance standards and practices are improving. All this feeds innovation and boosts aspirations, while providing a backdrop for businesses seeking to move up the value chain toward more complex, high-margin products and services.

Heidi Heikenfeld, CFA Portfolio Manager

Justin Leverenz, CFA Portfolio Manager

7       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS

China	22.5%
Taiwan	12.9
India	9.7
South Korea	8.1
United States	7.7
Brazil	6.8
South Africa	5.7
Malaysia	3.2
Mexico	2.6
Indonesia	1.8

Portfolio holdings and allocation are subject to change. Percentages are as of August 31, 2017, and are based on total market value of investments.

TOP TEN COMMON STOCK HOLDINGS

TAL Education Group, ADR	3.3%
AAC Technologies Holdings, Inc.	3.0
My EG Services Bhd	2.8
Sunny Optical Technology Group Co. Ltd.	2.5
Medy-Tox, Inc.	2.4
Largan Precision Co. Ltd.	2.3
China Lodging Group Ltd., Sponsored ADR	2.2
Biocon Ltd.	2.1
New Oriental Education & Technology Group, Inc., Sponsored ADR	1.9
KRUK SA	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2017, and are based on the total market value of investments.

8       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/17

	Inception Date	1-Year	Since Inception
Class A (EMIAX)	6/30/14	20.29%	2.12%
Class C (EMVCX)	6/30/14	19.22	1.32
Class I (EMVIX)	6/30/14	20.89	2.61
Class R (EMIRX)	6/30/14	19.93	1.84
Class Y (EMIYX)	6/30/14	20.52	2.38

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/17
	Inception Date	1-Year	Since Inception
Class A (EMIAX)	6/30/14	13.38%	0.22%
Class C (EMVCX)	6/30/14	18.22	1.32
Class I (EMVIX)	6/30/14	20.89	2.61
Class R (EMIRX)	6/30/14	19.93	1.84
Class Y (EMIYX)	6/30/14	20.52	2.38

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See

Fund prospectuses and summary prospectuses for more information on share classes and sales charges. The Fund’s performance is compared to the performance of the MSCI Emerging Markets Mid Cap Index, which is designed to measure performance of mid-capitalization, global emerging market equities. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

9       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Actual	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During 6 Months Ended August 31, 2017
Class A	$ 1,000.00	$ 1,205.70	$ 9.49
Class C	1,000.00	1,200.50	13.95
Class I	1,000.00	1,208.90	6.98
Class R	1,000.00	1,203.40	11.16
Class Y	1,000.00	1,206.50	8.09

Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.64	8.68
Class C	1,000.00	1,012.60	12.76
Class I	1,000.00	1,018.90	6.38
Class R	1,000.00	1,015.12	10.21
Class Y	1,000.00	1,017.90	7.40

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.70%
Class C	2.50
Class I	1.25
Class R	2.00
Class Y	1.45

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS August 31, 2017

	Shares	Value
Common Stocks—92.1%
Consumer Discretionary—27.6%
Auto Components—3.9%
Bharat Forge Ltd.	109,988	$1,939,965
Cub Elecparts, Inc.[1]	294,338	3,631,505
Hota Industrial Manufacturing Co. Ltd.	1,137,449	5,334,655
Minth Group Ltd.	468,000	2,165,412
		13,071,537
Automobiles—1.5%
Brilliance China Automotive Holdings Ltd.	1,922,000	4,980,019
Diversified Consumer Services—6.8%
China Maple Leaf Educational Systems Ltd.	2,082,000	1,772,569
Curro Holdings Ltd.[1]	221,837	662,616
Fu Shou Yuan International Group Ltd.[2]	4,075,000	2,731,391
New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	78,200	6,392,850
TAL Education Group, ADR	365,210	11,113,340
		22,672,766
Hotels, Restaurants & Leisure—6.4%
Alsea SAB de CV	1,201,589	4,371,736
China Lodging Group Ltd., Sponsored ADR[1]	65,900	7,480,309
DP Eurasia NV1,3	629,290	1,635,607
Jollibee Foods Corp.	373,773	1,741,777
Mandarin Oriental International Ltd.	927,800	1,856,556
Minor International PCL	449,100	537,813
Syngene International Ltd.[3]	530,545	3,703,557
		21,327,355
Household Durables—0.3%
Symphony Ltd.	53,912	1,064,308

	Shares	Value
Internet & Catalog Retail—0.8%
Vipshop Holdings Ltd., ADR[1]	287,180	$2,673,646
Media—1.1%
Smiles SA	172,800	3,815,724
Specialty Retail—4.3%
Ace Hardware Indonesia Tbk PT	46,842,800	3,827,600
Beauty Community PCL	5,787,800	2,404,089
Clicks Group Ltd.	295,055	3,376,296
JUMBO SA	159,991	2,667,597
Man Wah Holdings Ltd.	1,610,800	1,498,368
Shanghai La Chapelle Fashion Co. Ltd., Cl. H3	456,000	582,638
		14,356,588
Textiles, Apparel & Luxury Goods—2.5%
Arvind Ltd.	703,366	4,085,030
Eclat Textile Co. Ltd.	175,427	2,157,509
HOSA International Ltd.	7,496,000	2,267,074
		8,509,613
Consumer Staples—7.2%
Food & Staples Retailing—4.6%
Ascendis Health Ltd.	517,014	854,348
Jeronimo Martins SGPS SA	231,552	4,621,243
Philippine Seven Corp.	189,920	629,955
President Chain Store Corp.	282,000	2,364,643
Raia Drogasil SA	186,200	4,102,155
SPAR Group Ltd.
(The)	223,985	2,911,042
		15,483,386
Food Products—1.0%
Kaveri Seed Co. Ltd.	266,959	2,325,720
Vietnam Dairy Products JSC	122,910	802,477
		3,128,197
Personal Products—1.6%
Amorepacific Corp.	3,767	962,060
Cosmax, Inc.	29,796	3,119,753
Karex Bhd	3,933,650	1,301,418
		5,383,231

13 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Financials—15.1%
Commercial Banks—7.3%
Banco Macro SA, ADR	24,940	$2,589,021
BGEO Group plc	105,414	4,715,195
Capitec Bank Holdings Ltd.	78,348	5,424,741
Commercial Bank of Ceylon plc	1,592,860	1,422,706
Commercial International Bank Egypt SAE	771,902	3,682,319
Credicorp Ltd.	5,620	1,139,961
Equity Group Holdings Ltd.	4,415,219	1,883,262
OTP Bank plc	87,845	3,573,150
		24,430,355
Consumer Finance—3.4%
Gentera SAB de CV	1,461,875	2,242,781
KRUK SA	61,304	5,860,604
Shriram Transport Finance Co. Ltd.	229,126	3,537,087
		11,640,472
Diversified Financial Services—1.7%
B3 SA-Brasil Bolsa Balcao	424,200	2,980,861
Moscow Exchange (The)	1,518,053	2,755,669
		5,736,530
Insurance—1.5%
Discovery Ltd.	429,555	4,976,020
Real Estate Management & Development—1.2%
Emaar Malls PJSC	2,454,574	1,646,364
Iguatemi Empresa de Shopping Centers SA	193,300	2,296,621
		3,942,985
Health Care—12.3%
Biotechnology—7.6%
3SBio, Inc.[1,3]	2,137,500	2,939,701
Biocon Ltd.	1,363,161	7,202,107
Celltrion Healthcare Co. Ltd.[1]	41,664	1,766,175
Medy-Tox, Inc.	15,858	7,989,579
Seegene, Inc.[1]	103,592	2,891,176
Taiwan Liposome Co. Ltd.[1]	210,000	665,750

	Shares	Value
Biotechnology (Continued)
Wuxi Biologics Cayman, Inc.[1,3]	413,500	$2,044,328
		25,498,816
Health Care Providers & Services—2.4%
Bumrungrad Hospital PCL	217,100	1,424,841
Fleury SA	80,200	807,643
Mediclinic International plc	91,199	895,276
Odontoprev SA	686,000	3,229,671
Sinopharm Group Co. Ltd., Cl. H	397,200	1,794,922
		8,152,353
Life Sciences Tools & Services—0.2%
Samsung Biologics Co. Ltd.[1,3]	3,035	765,676
Pharmaceuticals—2.1%
Ajanta Pharma Ltd.	81,183	1,515,434
Caregen Co. Ltd.	20,312	1,227,726
Celltrion, Inc.[1]	39,997	4,075,855
		6,819,015
Industrials—6.6%
Air Freight & Couriers—0.8%
Kerry Logistics Network Ltd.	1,955,000	2,789,263
Electrical Equipment—0.7%
Voltronic Power Technology Corp.	132,700	2,397,398
Industrial Conglomerates—0.7%
John Keells Holdings plc	2,306,889	2,444,302
Machinery—1.9%
Airtac International Group	306,093	4,273,799
Grupo Rotoplas SAB de CV1	1,245,724	2,072,113
		6,345,912
Professional Services—0.8%
Sporton International, Inc.	512,876	2,710,086
Road & Rail—1.1%
Localiza Rent a Car SA	194,825	3,685,636

14 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

	Shares	Value
Transportation Infrastructure—0.6%
International Container Terminal Services, Inc.	935,980	$1,910,116
Information Technology—19.6%
Electronic Equipment, Instruments, & Components—8.2%
AAC Technologies Holdings, Inc.	542,000	9,956,339
KCE Electronics PCL	520,400	1,370,869
Largan Precision Co. Ltd.	40,500	7,848,572
Sunny Optical Technology Group Co. Ltd.	573,000	8,315,170
		27,490,950
Internet Software & Services—0.7%
Baozun, Inc., ADR[1]	80,130	2,178,735
IT Services—3.9%
Mindtree Ltd.	201,428	1,452,033
My EG Services Bhd	19,104,050	9,513,392
Voltas Ltd.	273,518	2,247,044
		13,212,469
Semiconductors & Semiconductor Equipment—2.2%
eMemory Technology, Inc.	388,000	5,376,024
Himax Technologies, Inc., ADR	201,286	1,976,629
		7,352,653
Software—3.3%
Globant SA1	75,140	2,922,194
Linx SA	313,900	1,827,847
Logo Yazilim Sanayi Ve Ticaret AS1	132,991	2,225,080
NCSoft Corp.	12,090	4,135,094
		11,110,215
Technology Hardware, Storage & Peripherals—1.3%
Catcher Technology Co. Ltd.	335,000	4,280,567
Materials—3.7%
Chemicals—2.1%
Bloomage BioTechnology Corp. Ltd.	2,395,000	4,468,681

	Shares	Value
Chemicals (Continued)
Coromandel International Ltd.	360,128	$2,492,794
		6,961,475
Construction Materials—1.6%
Cementos Argos SA	174,249	706,614
Indocement Tunggal Prakarsa Tbk PT	1,408,000	2,087,531
Lucky Cement Ltd.	316,422	1,795,719
Shree Cement Ltd.	3,456	949,200
		5,539,064
Total Common Stocks (Cost $227,086,604)		308,837,433
Preferred Stock—0.8%
Banco Davivienda SA, Preference (Cost $2,643,298)	222,800	2,492,931
Investment Company—6.8%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.97%[4,5] (Cost $22,905,184)	22,905,184	22,905,184
Total Investments, at Value (Cost $252,635,086)	99.7%	334,235,548
Net Other Assets (Liabilities)	0.3	1,002,813

Net Assets	100.0%	$335,238,361

15 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Restricted security. The aggregate value of restricted securities at period end was $2,731,391, which represents 0.81% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation
Fu Shou Yuan International Group Ltd.	9/25/15-7/4/17	$2,857,619	$2,731,391	$126,228

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $11,671,507 or 3.48% of the Fund’s net assets at period end.

4. Rate shown is the 7-day yield at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2016	Gross Additions	Gross Reductions	Shares August 31, 2017
Oppenheimer Institutional
Government Money Market Fund, Cl. Ea	16,777,420	81,583,075	75,455,311	22,905,184

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional
Government Money Market Fund, Cl. Ea	$22,905,184	$86,433	$—	$—

      a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
China	$75,355,489	22.5%
Taiwan	43,017,139	12.9
India	32,514,279	9.7
South Korea	26,933,094	8.1
United States	25,827,379	7.7
Brazil	22,746,159	6.8
South Africa	19,100,339	5.7
Malaysia	10,814,810	3.2
Mexico	8,686,630	2.6
Indonesia	5,915,131	1.8
Poland	5,860,604	1.7
Thailand	5,737,612	1.7
Georgia	4,715,195	1.4
Hong Kong	4,645,819	1.4
Portugal	4,621,243	1.4
Philippines	4,281,848	1.3
Sri Lanka	3,867,008	1.2

16 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Geographic Holdings (Unaudited) (Continued)	Value	Percent
Egypt	$3,682,319	1.1%
Hungary	3,573,150	1.1
Colombia	3,199,545	1.0
Russia	2,755,668	0.8
Greece	2,667,596	0.8
Argentina	2,589,021	0.8
Turkey	2,225,080	0.7
Kenya	1,883,263	0.6
Pakistan	1,795,719	0.5
United Arab Emirates	1,646,364	0.5
Netherlands	1,635,607	0.5
Peru	1,139,961	0.3
Vietnam	802,477	0.2

Total	$334,235,548	100.0%

See accompanying Notes to Financial Statements.

17 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $229,729,902)	$311,330,364
Affiliated companies (cost $22,905,184)	22,905,184

334,235,548

Cash	289,319

Cash—foreign currencies (cost $327)	263

Receivables and other assets:
Shares of beneficial interest sold	1,832,719
Investments sold	696,071
Dividends	382,669
Other	89,862

Total assets	337,526,451

Liabilities
Payables and other liabilities:
Investments purchased	1,600,928
Shares of beneficial interest redeemed	388,755
Foreign capital gains tax	177,331
Distribution and service plan fees	23,901
Shareholder communications	10,985
Trustees’ compensation	2,869
Other	83,321

Total liabilities	2,288,090

Net Assets	$335,238,361

Composition of Net Assets
Par value of shares of beneficial interest	$31,322

Additional paid-in capital	288,557,519

Accumulated net investment loss	(1,618,901)

Accumulated net realized loss on investments and foreign currency transactions	(33,158,893)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	81,427,314

Net Assets	$335,238,361

18 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $84,324,268 and 7,902,600 shares of beneficial interest outstanding)	$10.67

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.32

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $30,168,433 and 2,894,576 shares of beneficial interest outstanding)	$10.42

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $23,878,838 and 2,207,126 shares of beneficial interest outstanding)	$10.82

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,606,144 and 340,566 shares of beneficial interest outstanding)	$10.59

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $193,260,678 and 17,977,293 shares of beneficial interest outstanding)	$10.75

See accompanying Notes to Financial Statements.

19 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF OPERATIONS For the Year Ended August 31, 2017

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $308,554)	$3,419,450
Affiliated companies	86,433

Interest	173

Total investment income	3,506,056

Expenses
Management fees	2,943,483

Distribution and service plan fees:
Class A	161,206
Class C	225,834
Class R	11,578

Transfer and shareholder servicing agent fees:
Class A	144,105
Class C	49,717
Class I	3,549
Class R	5,124
Class Y	338,126

Shareholder communications:
Class A	7,507
Class C	3,128
Class I	251
Class R	483
Class Y	12,298

Custodian fees and expenses	165,980

Borrowing fees	5,199

Trustees’ compensation	3,898

Other	193,346

Total expenses	4,274,812
Less reduction to custodian expenses	(334)
Less waivers and reimbursements of expenses	(156,877)

Net expenses	4,117,601

Net Investment Loss	(611,545)

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investment transactions in unaffiliated companies	(5,024,614)
Foreign currency transactions	(38,004)

Net realized loss	(5,062,618)

Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	54,227,825
Translation of assets and liabilities denominated in foreign currencies	4,653

Net change in unrealized appreciation/depreciation	54,232,478

Net Increase in Net Assets Resulting from Operations	$48,558,315

See accompanying Notes to Financial Statements.

20 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2017	Year Ended August 31, 2016

Operations
Net investment loss	$(611,545)	$(368,999)

Net realized loss	(5,062,618)	(18,309,994)

Net change in unrealized appreciation/depreciation	54,232,478	37,776,304

Net increase in net assets resulting from operations	48,558,315	19,097,311

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	7,257,912	17,781,247
Class C	6,089,056	7,575,885
Class I	13,671,254	6,817,328
Class R	1,392,693	611,195
Class Y	2,316,762	81,516,287

	30,727,677	114,301,942

Net Assets
Total increase	79,285,992	133,399,253

Beginning of period	255,952,369	122,553,116

End of period (including accumulated net investment loss of $1,618,901 and $994,773, respectively)	$335,238,361	$255,952,369

See accompanying Notes to Financial Statements.

21 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$8.87	$8.22	$9.93	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.03)	(0.03)	(0.02)	0.02
Net realized and unrealized gain (loss)	1.83	0.68	(1.67)	(0.09)

Total from investment operations	1.80	0.65	(1.69)	(0.07)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.01)	0.00
Distributions from net realized gain	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	0.00	(0.02)	0.00

Net asset value, end of period	$10.67	$8.87	$8.22	$9.93

Total Return, at Net Asset Value[4]	20.29%	7.91%	(17.10)%	(0.70)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$84,324	$64,713	$41,993	$60,956

Average net assets (in thousands)	$65,566	$55,666	$61,498	$56,084

Ratios to average net assets:[5]
Net investment income (loss)	(0.35)%	(0.31)%	(0.21)%	1.37%
Expenses excluding specific expenses listed below	1.77%	1.75%	1.71%	1.75%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Total expenses	1.77%[7]	1.75%[7]	1.71%[7]	1.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.70%	1.71%	1.70%	1.65%

Portfolio turnover rate	23%	26%	34%	3%

1. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	1.78%
Year Ended August 31, 2016	1.76%
Year Ended August 31, 2015	1.72%

See accompanying Notes to Financial Statements.

22 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Class C	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$8.74	$8.16	$9.92	$10.00

Income (loss) from investment operations:
Net investment loss[3]	(0.10)	(0.09)	(0.08)	(0.00)[4]
Net realized and unrealized gain (loss)	1.78	0.67	(1.67)	(0.08)

Total from investment operations	1.68	0.58	(1.75)	(0.08)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	0.00	(0.01)	0.00

Net asset value, end of period	$10.42	$8.74	$8.16	$9.92

Total Return, at Net Asset Value[5]	19.22%	7.24%	(17.80)%	(0.80)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,168	$19,616	$10,795	$2,987

Average net assets (in thousands)	$22,635	$15,335	$7,615	$1,591

Ratios to average net assets:[6]
Net investment loss	(1.11)%	(1.10)%	(0.88)%	(0.31)%
Expenses excluding specific expenses listed below	2.52%	2.50%	2.69%	2.56%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%

Total expenses	2.52%[8]	2.50%[8]	2.69%[8]	2.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.50%	2.49%	2.50%	2.42%

Portfolio turnover rate	23%	26%	34%	3%

1. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	2.53%
Year Ended August 31, 2016	2.51%
Year Ended August 31, 2015	2.70%

See accompanying Notes to Financial Statements.

23 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$8.96	$8.26	$9.94	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.03	0.06	0.05	0.03
Net realized and unrealized gain (loss)	1.83	0.64	(1.70)	(0.09)

Total from investment operations	1.86	0.70	(1.65)	(0.06)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.02)	0.00
Distributions from net realized gain	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	0.00	(0.03)	0.00

Net asset value, end of period	$10.82	$8.96	$8.26	$9.94

Total Return, at Net Asset Value[4]	20.89%	8.35%	(16.68)%	(0.60)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,879	$7,332	$102	$10

Average net assets (in thousands)	$11,916	$2,128	$64	$11

Ratios to average net assets:[5]
Net investment income	0.30%	0.65%	0.54%	1.58%
Expenses excluding specific expenses listed below	1.32%	1.33%	1.60%	1.41%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Total expenses	1.32%[7]	1.33%[7]	1.60%[7]	1.41%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.24%	1.25%	1.17%

Portfolio turnover rate	23%	26%	34%	3%

1. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calcu-

lated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	1.33%
Year Ended August 31, 2016	1.34%
Year Ended August 31, 2015	1.61%

See accompanying Notes to Financial Statements.

24 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Class R	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$8.83	$8.20	$9.93	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.05)	(0.05)	(0.03)	0.00[4]
Net realized and unrealized gain (loss)	1.81	0.68	(1.69)	(0.07)

Total from investment operations	1.76	0.63	(1.72)	(0.07)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	0.00	(0.01)	0.00

Net asset value, end of period	$10.59	$8.83	$8.20	$9.93

Total Return, at Net Asset Value[5]	19.93%	7.68%	(17.38)%	(0.70)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,606	$1,692	$966	$127

Average net assets (in thousands)	$2,336	$1,253	$555	$47

Ratios to average net assets:[6]
Net investment income (loss)	(0.55)%	(0.60)%	(0.36)%	0.07%
Expenses excluding specific expenses listed below	2.03%	2.02%	2.24%	2.05%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%

Total expenses	2.03%[8]	2.02%[8]	2.24%[8]	2.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%	2.00%	2.00%	1.93%

Portfolio turnover rate	23%	26%	34%	3%

1. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	2.04%
Year Ended August 31, 2016	2.03%
Year Ended August 31, 2015	2.25%

See accompanying Notes to Financial Statements.

25 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$8.92	$8.24	$9.94	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.01)	(0.00)[4]	0.01	0.01
Net realized and unrealized gain (loss)	1.84	0.68	(1.68)	(0.07)

Total from investment operations	1.83	0.68	(1.67)	(0.06)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.02)	0.00
Distributions from net realized gain	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	0.00	(0.03)	0.00

Net asset value, end of period	$10.75	$8.92	$8.24	$9.94

Total Return, at Net Asset Value[5]	20.52%	8.25%	(16.92)%	(0.60)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$193,261	$162,599	$68,697	$12,062

Average net assets (in thousands)	$153,808	$128,076	$38,619	$6,734

Ratios to average net assets:[6]
Net investment income (loss)	(0.10)%	(0.03)%	0.14%	0.38%
Expenses excluding specific expenses listed below	1.52%	1.50%	1.72%	1.59%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%

Total expenses	1.52%[8]	1.50%[8]	1.72%[8]	1.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.45%	1.45%	1.40%

Portfolio turnover rate	23%	26%	34%	3%

1. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	1.53%
Year Ended August 31, 2016	1.51%
Year Ended August 31, 2015	1.73%

See accompanying Notes to Financial Statements.

26 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS August 31, 2017

1. Organization

Oppenheimer Emerging Markets Innovators Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

27 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to the Federal Funds Rate plus 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

28       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

2. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$1,177,512	$—	$33,090,275	$78,564,409

1. At period end, the Fund had $33,090,275 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

No expiration	$33,090,275

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due

29 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Loss on Investments

$12,583	$12,583

No distributions were paid during the reporting periods.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$255,497,991
Federal tax cost of other investments	327

Total federal tax cost	$255,498,318

Gross unrealized appreciation	$94,608,695
Gross unrealized depreciation	(16,044,286)

Net unrealized appreciation	$78,564,409

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures

30 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

3. Securities Valuation (Continued)

to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

31       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$35,847,605	$52,796,350	$—	$88,643,955
Consumer Staples	4,102,155	19,892,660	—	23,994,815
Financials	11,249,245	36,556,214	—	47,805,459
Health Care	4,037,314	34,258,845	—	38,296,159
Industrials	7,667,865	24,303,052	—	31,970,917
Information Technology	8,905,405	56,720,184	—	65,625,589
Materials	706,614	11,793,925	—	12,500,539
Preferred Stock	2,492,931	—	—	2,492,931
Investment Company	22,905,184	—	—	22,905,184

Total Assets	$97,914,318	$236,321,230	$—	$334,235,548

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to

32       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

3. Securities Valuation (Continued)

recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$6,269,410	$(6,269,410)
Consumer Staples	2,092,090	(2,092,090)
Financials	5,585,137	(5,585,137)
Health Care	1,884,151	(1,884,151)
Industrials	3,923,288	(3,923,288)
Materials	2,319,637	(2,319,637)
Preferred Stocks	2,131,338	(2,131,338)

Total Assets	$24,205,051	$(24,205,051)

* Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are

33 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

34       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

5. Market Risk Factors (Continued)

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2017		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	4,263,685	$40,141,206	5,436,346	$44,672,184
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(3,653,512)	(32,883,294)	(3,253,387)	(26,890,937)

Net increase	610,173	$7,257,912	2,182,959	$17,781,247

35 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)
	Year Ended August 31, 2017		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount
Class C
Sold	1,261,934	$11,564,282	1,458,334	$11,944,728
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(612,702)	(5,475,226)	(536,615)	(4,368,843)

Net increase	649,232	$6,089,056	921,719	$7,575,885

Class I
Sold	1,481,536	$14,514,625	816,441	$6,902,400
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(93,129)	(843,371)	(10,048)	(85,072)

Net increase	1,388,407	$13,671,254	806,393	$6,817,328

Class R
Sold	179,831	$1,675,204	95,091	$789,083
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(30,846)	(282,511)	(21,304)	(177,888)

Net increase	148,985	$1,392,693	73,787	$611,195

Class Y
Sold	7,981,978	$75,061,814	16,744,578	$137,704,732
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(8,238,836)	(72,745,052)	(6,848,509)	(56,188,445)

Net increase (decrease)	(256,858)	$2,316,762	9,896,069	$81,516,287

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$79,763,369	$56,601,870

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	1.15%
Next $500 million	1.10
Next $4 billion	1.05
Over $5 billion	1.00

The Fund’s effective management fee for the reporting period was 1.15% of average annual net assets before any applicable waivers.

36 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

37 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

August 31, 2017	$64,461	$—	$2,956	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses, interest and fees from borrowing, and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.70% for Class A shares, 2.50% for Class C shares, 1.25% for Class I shares, 2.00% for Class R shares and 1.45% for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

38       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

8. Fees and Other Transactions with Affiliates (Continued)

Class A	$32,014
Class C	2,762
Class I	8,093
Class R	416
Class Y	74,834

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$6,720
Class C	2,415
Class R	262
Class Y	15,504

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $13,857 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

39       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Emerging Markets Innovators Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Emerging Markets Innovators Fund (the Fund), including the statement of investments, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Emerging Markets Innovators Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

October 25, 2017

40       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $1,667,112 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $20,750 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $161,472 of foreign income taxes were paid by the Fund during the reporting period. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $848,465 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

41       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

42       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2014) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus and Trustee (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non -profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2014) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President

43       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Continued	of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Member of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida College of Law Association Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2014) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

44       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Joel W. Motley, Trustee (since 2014) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2014) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010).Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

45       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Leverenz, Mss. Heikenfeld, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281- 1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Heidi Heikenfeld, Vice President (since 2014) Year of Birth: 1978	Vice President of the Sub-Adviser (since January 2011) and Director of Equity Research with the Sub-Adviser (since December 2012). Member of the Sub- Adviser’s Developing Markets Team (January 2013). Senior Research Analyst (2008- 2012), Research Analyst (2002-2008), and a Bond Analyst with the Sub-Adviser (2000-2002). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

46       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Justin Leverenz, Vice President (since 2014) Year of Birth: 1968	Director of Emerging Markets Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since November 2009). Vice President of the Sub-Adviser (July 2004-October 2009). Head of Research in Taiwan and Director of Pan-Asian Technology Research for Goldman Sachs (2002-2004); Analyst and Head of Equity Research in Taiwan for Barclays de Zoete Wedd (now Credit Suisse) (1993-1995) and (1997-2000), respectively. Portfolio manager at Martin Currie Investment Management (1995-1997). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Chief Compliance Officer of VTL (since December 2015); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of Sub-Adviser (February 2007-December 2012); Assistant Vice President of Sub-Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

47       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

48       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

49       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1607.001.0817 October 25, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $26,200 in fiscal 2017 and $25,400 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,500 in fiscal 2017 and $254 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $289,000 in fiscal 2017 and $704,560 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody exams, and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $12,075 in fiscal 2017 and $3,325 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $528,317 in fiscal 2017 and $237,933 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $829,392 in fiscal 2017 and $945,818 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser,

and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Innovators Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/13/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	10/13/2017